UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 22, 2017

SUNVESTA, INC.
(Exact name of registrant as specified in its charter)

FLORIDA
(State or other jurisdiction of incorporation or organization)

000-28731	98-0211356
(Commission File Number)	(IRS Employer Identification Number)

Seestrasse 97, Oberrieden, Switzerland CH-8942
(Address of principal executive offices)

+41 43 388 40 60
(Registrant’s telephone number, including area code)

n/a
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) Effective December 22, 2017, the board of directors of SunVesta, Inc. (“Company”) accepted the resignation of Howard Glicken as a Company director. Mr. Glicken also formerly served as a member of the Company’s audit committee as an independent director.

Effective January 10, 2018, the Company’s board of directors accepted the resignation of José Maria Figueres as a Company director. Mr. Figueres also formerly served as a member of the Company’s audit committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

By:	/s/ Hans Rigendinger	January 12, 2018
Name:	Hans Rigendinger
Title:	Chief Executive Officer

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